SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Short Duration Fund
Effective on June 30, 2021, the fund's summary prospectus is supplemented as follows:
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Rick Smith, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2016.
Thomas J. Sweeney, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
Jeff Morton, CFA, Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
Please Retain This Supplement for Future Reference
April 22, 2021
PROSTKR21-19